                                                                   EXHIBIT 8

[DIRECTOR]

                         HEALTHDYNE TECHNOLOGIES, INC.

                           NONQUALIFIED STOCK OPTION
                                  COMMON STOCK
                                ($.01 PAR VALUE)



           STOCK OPTION PLAN:           HEALTHDYNE TECHNOLOGIES, INC.
                                        STOCK OPTION PLAN II

           OPTION FOR THE PURCHASE OF:  ________. (____________________
                                        ______) SHARES

           EXERCISE PRICE PER SHARE:    ________. DOLLARS
                                        (_____)

           HEALTHDYNE DATE OF GRANT:    ________.



     THIS OPTION AGREEMENT, made and entered into as of the 7th day of May, 1995, by and between HEALTHDYNE TECHNOLOGIES, INC., a Georgia corporation (the "Company"), and __________________________________________________________(the
"Participant");


                              W I T N E S S E T H:


     WHEREAS, the HEALTHDYNE TECHNOLOGIES, INC. Stock Option Plan II (the "Plan") has been adopted by the Company; and

     WHEREAS, Section 6.1 of the Plan authorizes the Stock Option Committee of the Board of Directors of the Company, hereinafter referred to as the "Committee," to cause the Company to enter into a written agreement with the Participant setting forth the form and the amount of any award and any conditions and restrictions of the award imposed by the Plan and the Committee; and

     WHEREAS, the Committee desires to make an award to the Participant consisting of a Nonqualified Stock Option;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Participant hereby agree as follows:

     1. General Definitions. For purposes of this Option Agreement, each of the following terms, when used herein, shall have the meaning hereinafter provided:

     (a) The "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (b) The "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

     (c) The "Company" shall mean Healthdyne Technologies, Inc.

     (d) The "Exercise Date" shall mean the date which is the earlier of (i) the date on which (a) any "person" (as such term is used in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated pursuant to the Act), directly or indirectly, of securities representing 50% or more of the combined voting power of the Company's or Healthdyne's then outstanding securities or (b) as a result of, or in combination with, any cash tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are directors of the Company or Healthdyne before the Transaction cease to constitute a majority of the Board of Directors of the Company or Healthdyne or any successor to the Company or Healthdyne; or
(ii) the fourth anniversary of the Healthdyne Date of Grant, provided that this Option shall be exercisable prior thereto as to the percentage of the shares of Common Stock then subject to this Option indicated by the table below, based upon the number of years from the Healthdyne Date of Grant:


                   NUMBER OF YEARS FROM     PERCENTAGE OF SHARES
                "HEALTHDYNE DATE OF GRANT"  --------------------
                --------------------------

                Less than 1                 25%

                A least 1 but               50%
                less than 2

                At least 2 but              75%
                less than 3



     Notwithstanding the foregoing, "Exercise Date" shall not include any day during the period beginning on the date of grant of this Option and ending on the trading day after the date on which the Option Price has been determined by the Committee.

     (e) The "Expiration Date" shall mean the date on which this Option expires pursuant to the provisions of paragraph 4 hereof.

     (f) "Fair Market Value" shall be the closing selling price at which the Common Stock is sold in the regular way on the National Association of Securities Dealers Automated Quotation System (NASDAQ) or on any similar securities exchange on the relevant measurement date or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

     (g) "Good Cause," with respect to any dismissal of Participant from his or her employment with Healthdyne, shall mean the dismissal of the Participant from such employment by Healthdyne by reason of (i) the Participant's being convicted of, or pleading guilty or confessing to, any felony or any act of fraud, misappropriation or embezzlement, (ii) the Participant's improperly releasing or misappropriating trade secrets or other tangible or intangible property of Healthdyne or engaging in a dishonest act to the damage or prejudice of Healthdyne or in willful or grossly negligent conduct or activities materially damaging to the property, business or reputation of Healthdyne, or (iii) the Participant's failing, without reasonable cause, to devote his or her full business time and efforts to Healthdyne.

     (h) "Healthdyne" shall mean Healthdyne, Inc. except that as used in paragraph 1(g) hereof, "Healthdyne" shall mean Healthdyne, Inc. and each of its Subsidiaries.

     (i) "Healthdyne Date of Grant" shall mean the date of grant (indicated on page 1) of the option granted under the Healthdyne Inc. 1981, 1983, 1985, 1991, or 1993 Stock Option Plan or Non-Employee Director Stock Option Plan that corresponds to the Option granted in this Agreement.

     (j) This "Option" shall mean the option evidenced by this Option
Agreement.

     (k) The "Option Price" shall mean the purchase price of each share of Common Stock that may be purchased by Participant upon the exercise of this Option, in whole or in part, as adjusted from time to time in accordance with the provisions hereof.

     (l) "Subsidiary" or "Subsidiaries" shall mean the Company, Healthdyne Information Enterprises, Inc, and any corporations now or hereafter existing which are "subsidiary corporations" of Healthdyne within the meaning of Section 424(f) of the Code.

     2. Grant of Option. Upon the terms and subject to the conditions and limitations hereinafter set forth, the Participant shall have the right, at any time after the Exercise Date and on or before the Expiration Date, to purchase the number of shares of Common Stock set forth on page 1 of this Option Agreement, such number of shares being subject to adjustment in accordance with the provisions set forth below. The purchase price of the shares of Common Stock that may be purchased upon the exercise of this Option in whole or in part shall be the price per share set forth under "Exercise Price Per Share" on page 1 of this Option Agreement, subject, however, to adjustment in accordance with the provisions set forth below. In addition, the Exercise Price and number of shares subject to this Option may be adjusted from time to time in accordance with the terms of the Plan notwithstanding anything to the contrary herein.

     3. Manner of Exercise. Subject to the terms, conditions, and limitations set forth herein, this Option may be exercised in whole or in part at any time or from time to time after the Exercise Date and on or before the Expiration Date as to any part of the number of whole shares of Common Stock then subject to this Option. Such exercise shall be effective only if the Participant duly executes and delivers to the Company, at the principal executive office of the Company or at such other address as the Company may designate by notice in writing to the Participant, an option exercise form substantially the same as that attached hereto as Exhibit A, indicating the number of shares of Common stock to be purchased and accompanied by either (a) cash in an amount equal to the purchase price of such shares, (b) a certificate or certificates, duly endorsed in blank or accompanied by duly executed stock power(s), for that number of "mature" shares (as defined by generally accepted accounting principles) of Common Stock having a value equal to the purchase price of the shares of Common Stock as to which this Option is being exercised, with the value of a share of Common Stock so exchanged being its Fair Market Value on the trading day immediately preceding the date of purchase, or (c) a combination of cash and certificates in the form provided by (b) above with an aggregate value equal to the purchase price of such shares. Upon any effective exercise of this Option, the Company shall become obligated to issue a certificate or certificates to the Participant representing the number of shares of Common Stock so purchased. No fractional shares will be issued.

     4. Expiration of Option. This Option shall expire, shall become null and void, and shall be of no further force and effect upon the earlier to occur of the following events:

     (a) Three months after the date of the Participant's resignation or other voluntary termination of his or her employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors with Healthdyne or any Subsidiary (other than by reason of his or her death or "disability" within the meaning of Section 72(m)(7) of the Code), but during such three month period the Option shall be exercisable only to the extent that it was exercisable as of the date of resignation or termination;

     (b) Healthdyne's or any Subsidiary's dismissal of the Participant from his or her employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors with Healthdyne for Good Cause at any time;

     (c) Three months after the date on which Healthdyne or any Subsidiary terminates Participant's employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors for any reason other than Good Cause, but during such three month period the Option shall be exercisable only to the extent that it was exercisable as of the date of termination;

     (d) One year after the date on which Participant's employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors with Healthdyne or any Subsidiary is terminated by reason of the Participant's death or "disability" within the meaning of Section 72(m)(7) of the Code, but during such one year period the Option shall be exercisable only to the extent that it was exercisable as of the date of death or disability; or

     (e) The fifth anniversary of the Healthdyne Date of Grant.

     Notwithstanding any of the foregoing, the termination of a Participant's employment or position as a member of the Board of Directors with one or more but not all of the Company, Healthdyne or any Subsidiary shall not cause this Option to expire under Subsections (a), (b), (c) or (d) of this Section 4 as long as the Participant retains a position of employment or as a member of the Board of Directors of at least one of such entities.

     5. Holder's Exercise Subject to Compliance with Securities Laws. Notwithstanding the exercise of this Option, in whole or in part, in accordance with all other provisions of this Option, the Company shall have no obligation to honor such exercise and to issue Common Stock pursuant thereto unless and until the shares of Common Stock to be purchased pursuant to such exercise shall have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and under all applicable state securities laws, or unless the Company shall have received an opinion of counsel satisfactory to the Company to the effect that such resignation is not required. If the foregoing conditions shall not have been met within 60 days after exercise, the Company may elect to treat any such exercise as null and void, the Company shall return any cash and certificate(s) for shares of Common Stock (duly endorsed in blank or accompanied by duly executed stock power(s)) delivered in payment for shares of Common Stock upon such exercise. No such voided exercise shall prejudice the Participant's right to exercise this Option, in whole or in part, at any other time.

     6. Adjustment of Option Price and Number of Shares That May be Purchased Hereunder. The Option Price and the number of shares of Common Stock that may be purchased hereunder shall be subject to adjustment from time to time in accordance with the terms of the Plan and the following provisions:

     (a) In the event of the issuance of additional shares of Common Stock as a dividend, from and after the record date for the determination of shareholders entitled to such dividend the Participant (until another such adjustment, if any) shall be entitled to purchase under this Option the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock subject to this Option immediately prior to said record date by the percentage that the number of additional shares constituting any such dividend is of the total number of shares of Common Stock outstanding immediately prior to said record date and adding the result so obtained to the number of shares of Common Stock subject to this Option immediately prior to said record date.

     Upon each adjustment made pursuant to this subparagraph (a) to the number of shares of Common Stock that the Participant may purchase under this Option, the Option Price in effect immediately prior to such adjustment shall be reduced to an amount determined by dividing (i) the product obtained by multiplying such Option Price by the number of shares of Common Stock subject to this Option immediately prior to such adjustment by (ii) the number of shares of Common Stock subject to this Option immediately following such adjustment.

     (b) If the Company should at any time subdivide the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such subdivision shall be proportionately decreased, and if the Company should at any time combine the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such combination shall be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be. Upon each adjustment of the Option Price made pursuant to this subparagraph (b), the Participant (until another such adjustment, if any) shall be entitled to purchase, at the adjusted Option Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by dividing (i) the product obtained by multiplying the number of shares of Common Stock subject to this Option immediately prior to such adjustment by the Option Price in effect prior to such adjustment by (ii) the adjusted Option Price.

     7. Reorganization, Reclassification, Consolidation or Merger. If at any time while this Option is outstanding there should be any reorganization or reclassification of the Common Stock of the Company (other than a subdivision or combination of shares provided for in paragraph 6 above), or any consolidation or merger of the Company with another corporation, then the number of shares of Common Stock or other securities or property of the Company of the successor corporation resulting from such consolidation or merger, as the case may be, to which a holder of the number of shares of Common Stock that may then be purchased upon the exercise of this Option would have been entitled upon such reorganization, reclassification, consolidation or merger, may thereafter be purchased hereunder in lieu of the shares of Common Stock theretofore subject to this Option; and in any such case, appropriate adjustment (as determined by agreement of this Participant and the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Participant to the end that the provisions set forth herein (including the adjustment of the Option Price and the number of shares issuable upon the exercise of this Option) shall thereafter be applicable, as nearly as reasonably may be, in relating to any shares or other property that may thereafter be purchased thereunder.

     8. Notice of Adjustments. Upon occurrence of any adjustment of the Option Price, any increase or decrease in the number of shares of Common Stock that may be purchased upon the exercise of this Option, or any reorganization, reclassification, consolidation, merger or other transaction to which paragraph 7 hereof shall apply, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Participant at the address of the Participant as shown on the books of the Company, which notice shall the Option Price as adjusted and the increased or decreased number of shares that may be purchased upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.

     9. Charges, Taxes and Expenses. The issuance of certificates for shares of Common Stock upon any exercise of this Option shall be made without charge to the Participant for any transfer tax or other such expense imposed or incurred with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

     10. Certain Obligations of the Company. The Company shall not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets or by any other voluntary act or deed avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions contained herein to be performed or observed by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Option and in the taking of all other actions that may be necessary to protect the rights of the Participant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of any Common Stock that are at the time issuable upon exercise of this Option above the then prevailing Option Price hereunder and that before taking any action that would cause an adjustment reducing the Option Price hereunder below the then par value, if any, of the shares of any Common Stock that may be purchased upon the exercise of this Option, the Company will take any corporate action that, in the opinion of its counsel, may be necessary so that the Company may validly and legally issue fully-paid and nonassessable shares of such Common Stock at the Option Price as so adjusted.

     11. Assignment. This Option may not be transferred or assigned by the Participant otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Participant, may be exercised, in whole or in part, only by the Participant. Subject to paragraph 4(d) hereof, in the event of the Participant's death, this Option may be exercised by his or her personal representative, heirs or legatees.

     12. Miscellaneous.

     (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise of this Option, a sufficient number of shares of Common Stock to permit the exercise of this Option in full.

     (b) The terms of this Option shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Participant.

     (c) The Participant shall not be entitled to vote or to receive dividends with respect to any Common Stock that may be, but has not been, purchased under this Option and shall not be deemed to be a shareholder of the Company with respect to any such Common Stock for any purpose.

     (d) This Option has been issued pursuant to the Plan and shall be subject to, and governed by, the terms and provisions thereof.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Option Agreement as of the day and year first above written.


                                     HEALTHDYNE TECHNOLOGIES, INC.



(CORPORATE SEAL)                     By:
                                         ----------------------------
                                             Authorized Signature



ATTEST:


----------------------------
Secretary

                                     PARTICIPANT:


                                     ---------------------------------

                                   EXHIBIT A

                              OPTION EXERCISE FORM


                       (To be executed by the Employee to
                  exercise the rights to purchase Common Stock
                       evidenced by the foregoing Option)



TO: HEALTHDYNE TECHNOLOGIES, INC.

     The undersigned hereby exercises the right to purchase ___________ shares of Common Stock covered by the attached Option in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.



                                        ------------------------------------
                                        Signature


                                        ------------------------------------

                                        ------------------------------------



                                        ------------------------------------
                                        Address


                                        ------------------------------------
                                        Social Security Number


Date:  ____________________, 19____

                         HEALTHDYNE TECHNOLOGIES, INC.

                             INCENTIVE STOCK OPTION
                                  COMMON STOCK
                                ($.01 PAR VALUE)



STOCK OPTION PLAN:           HEALTHDYNE TECHNOLOGIES, INC.
                             STOCK OPTION PLAN II

OPTION FOR THE PURCHASE OF:  _____ (_____) SHARES

EXERCISE PRICE PER SHARE:    SEVEN DOLLARS AND 0829/100 DOLLARS
                             ($7.0829)

HEALTHDYNE DATE OF GRANT:    OCTOBER 27, 1993



     THIS OPTION AGREEMENT, made and entered into as of the 7th day of May, 1995, by and between HEALTHDYNE TECHNOLOGIES, INC., a Georgia corporation (the "Company"), and (the "Participant");


                              W I T N E S S E T H:


     WHEREAS, the HEALTHDYNE TECHNOLOGIES, INC. Stock Option Plan II (the "Plan") has been adopted by the Company; and

     WHEREAS, Section 6.1 of the Plan authorizes the Stock Option Committee of the Board of Directors of the Company, hereinafter referred to as the "Committee," to cause the Company to enter into a written agreement with the Participant setting forth the form and the amount of any award and any conditions and restrictions of the award imposed by the Plan and the Committee; and

     WHEREAS, the Committee desires to make an award to the Participant consisting of an Incentive Stock Option;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Participant hereby agree as follows:

     1. General Definitions. For purposes of this Option Agreement, each of the following terms, when used herein, shall have the meaning hereinafter provided:

     (a) The "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (b) The "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

     (c) The "Company" shall mean Healthdyne Technologies, Inc.

     (d) The "Exercise Date" shall mean the date which is the earlier of (i) the date on which (a) any "person" (as such term is used in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated pursuant to the Act), directly or indirectly, of securities representing 50% or more of the combined voting power of the Company's or Healthdyne's then outstanding securities or (b) as a result of, or in combination with, any cash tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are directors of the Company or Healthdyne before the Transaction cease to constitute a majority of the Board of Directors of the Company or Healthdyne or any successor to the Company or Healthdyne; or
(ii) the fourth anniversary of the Healthdyne Date of Grant, provided that this Option shall be exercisable prior thereto as to the percentage of the shares of Common Stock then subject to this Option indicated by the table below, based upon the number of years from the Healthdyne Date of Grant:


                   NUMBER OF YEARS FROM     PERCENTAGE OF SHARES
                "HEALTHDYNE DATE OF GRANT"
                ------------------------------------------------

                Less than 1                 0%

                A least 1 but               33-1/3%
                less than 2

                At least 2 but              66-2/3%
                less than 3



     Notwithstanding the foregoing, "Exercise Date" shall not include any day during the period beginning on the date of grant of this Option and ending on the trading day after the date on which the Option Price has been determined by the Committee.

     (e) The "Expiration Date" shall mean the date on which this Option expires pursuant to the provisions of paragraph 4 hereof.

     (f) "Fair Market Value" shall be the closing selling price at which the Common Stock is sold in the regular way on the National Association of Securities Dealers Automated Quotation System (NASDAQ) or on any similar securities exchange on the relevant measurement date or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

     (g) "Good Cause," with respect to any dismissal of Participant from his or her employment with Healthdyne, shall mean the dismissal of the Participant from such employment by Healthdyne by reason of (i) the Participant's being convicted of, or pleading guilty or confessing to, any felony or any act of fraud, misappropriation or embezzlement, (ii) the Participant's improperly releasing or misappropriating trade secrets or other tangible or intangible property of Healthdyne or engaging in a dishonest act to the damage or prejudice of Healthdyne or in willful or grossly negligent conduct or activities materially damaging to the property, business or reputation of Healthdyne, or (iii) the Participant's failing, without reasonable cause, to devote his or her full business time and efforts to Healthdyne.

     (h) "Healthdyne" shall mean Healthdyne, Inc. except that as used in paragraph 1(g) hereof, "Healthdyne" shall mean Healthdyne, Inc. and each of its Subsidiaries.

     (i) "Healthdyne Date of Grant" shall mean the date of grant (indicated on page 1) of the option granted under the Healthdyne Inc. 1981, 1983, 1985, 1991, or 1993 Stock Option Plan or Non-Employee Director Stock Option Plan that corresponds to the Option granted in this Agreement.

     (j) This "Option" shall mean the option evidenced by this Option
Agreement.

     (k) The "Option Price" shall mean the purchase price of each share of Common Stock that may be purchased by Participant upon the exercise of this Option, in whole or in part, as adjusted from time to time in accordance with the provisions hereof.

     (l) "Subsidiary" or "Subsidiaries" shall mean the Company, Healthdyne Information Enterprises, Inc, and any corporations now or hereafter existing which are "subsidiary corporations" of Healthdyne within the meaning of Section 424(f) of the Code.

     2. Grant of Option. Upon the terms and subject to the conditions and limitations hereinafter set forth, the Participant shall have the right, at any time after the Exercise Date and on or before the Expiration Date, to purchase the number of shares of Common Stock set forth on page 1 of this Option Agreement, such number of shares being subject to adjustment in accordance with the provisions set forth below. The purchase price of the shares of Common Stock that may be purchased upon the exercise of this Option in whole or in part shall be the price per share set forth under "Exercise Price Per Share" on page 1 of this Option Agreement, subject, however, to adjustment in accordance with the provisions set forth below. In addition, the Exercise Price and number of shares subject to this Option may be adjusted from time to time in accordance with the terms of the Plan notwithstanding anything to the contrary herein.

     3. Manner of Exercise. Subject to the terms, conditions, and limitations set forth herein, this Option may be exercised in whole or in part at any time or from time to time after the Exercise Date and on or before the Expiration Date as to any part of the number of whole shares of Common Stock then subject to this Option. Such exercise shall be effective only if the Participant duly executes and delivers to the Company, at the principal executive office of the Company or at such other address as the Company may designate by notice in writing to the Participant, an option exercise form substantially the same as that attached hereto as Exhibit A, indicating the number of shares of Common stock to be purchased and accompanied by either (a) cash in an amount equal to the purchase price of such shares, (b) a certificate or certificates, duly endorsed in blank or accompanied by duly executed stock power(s), for that number of "mature" shares (as defined by generally accepted accounting principles) of Common Stock having a value equal to the purchase price of the shares of Common Stock as to which this Option is being exercised, with the value of a share of Common stock so exchanged being its Fair Market Value on the trading day immediately preceding the date of purchase, or (c) a combination of cash and certificates in the form provided by (b) above with an aggregate value equal to the purchase price of such shares. Upon any effective exercise of this Option, the Company shall become obligated to issue a certificate or certificates to the Participant representing the number of shares of Common Stock so purchased. No fractional shares will be issued.

     4. Expiration of Option. This Option shall expire, shall become null and void, and shall be of no further force and effect upon the earlier to occur of the following events:

     (a) Three months after the date of the Participant's resignation or other voluntary termination of his or her employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors with Healthdyne or any Subsidiary (other than by reason of his or her death or "disability" within the meaning of Section 72(m)(7) of the Code), but during such three month period the Option shall be exercisable only to the extent that it was exercisable as of the date of resignation or termination;

     (b) Healthdyne's or any Subsidiary's dismissal of the Participant from his or her employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors with Healthdyne for Good Cause at any time;

     (c) Three months after the date on which Healthdyne or any Subsidiary terminates Participant's employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors for any reason other than Good Cause, but during such three month period the Option shall be exercisable only to the extent that it was exercisable as of the date of termination;

     (d) One year after the date on which Participant's employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors with Healthdyne or any Subsidiary is terminated by reason of the Participant's death or "disability" within the meaning of Section 72(m)(7) of the Code, but during such one year period the Option shall be exercisable only to the extent that it was exercisable as of the date of death or disability; or

     (e) The fifth anniversary of the Healthdyne Date of Grant.

     Notwithstanding any of the foregoing, the termination of a Participant's employment or position as a member of the Board of Directors with one or more but not all of the Company, Healthdyne or any Subsidiary shall not cause this Option to expire under Subsections (a), (b), (c) or (d) of this Section 4 as long as the Participant retains a position of employment or as a member of the Board of Directors of at least one of such entities.

     5. Holder's Exercise Subject to Compliance with Securities Laws. Notwithstanding the exercise of this Option, in whole or in part, in accordance with all other provisions of this Option, the Company shall have no obligation to honor such exercise and to issue Common Stock pursuant thereto unless and until the shares of Common Stock to be purchased pursuant to such exercise shall have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and under all applicable state securities laws, or unless the Company shall have received an opinion of counsel satisfactory to the Company to the effect that such resignation is not required. If the foregoing conditions shall not have been met within 60 days after exercise, the Company may elect to treat any such exercise as null and void, the Company shall return any cash and certificate(s) for shares of Common Stock (duly endorsed in blank or accompanied by duly executed stock power(s)) delivered in payment for shares of Common Stock upon such exercise. No such voided exercise shall prejudice the Participant's right to exercise this Option, in whole or in part, at any other time.

     6. Adjustment of Option Price and Number of Shares That May be Purchased Hereunder. The Option Price and the number of shares of Common Stock that may be purchased hereunder shall be subject to adjustment from time to time in accordance with t he terms of the Plan and the following provisions:

     (a) In the event of the issuance of additional shares of Common Stock as a dividend, from and after the record date for the determination of shareholders entitled to such dividend the Participant (until another such adjustment, if any) shall be entitled to purchase under this Option the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock subject to this Option immediately prior to said record date by the percentage that the number of additional shares constituting any such dividend is of the total number of shares of Common Stock outstanding immediately prior to said record date and adding the result so obtained to the number of shares of Common Stock subject to this Option immediately prior to said record date.

     Upon each adjustment made pursuant to this subparagraph (a) to the number of shares of Common Stock that the Participant may purchase under this Option, the Option Price in effect immediately prior to such adjustment shall be reduced to an amount determined by dividing (i) the product obtained by multiplying such Option Price by the number of shares of Common Stock subject to this Option immediately prior to such adjustment by (ii) the number of shares of Common Stock subject to this Option immediately following such adjustment.

     (b) If the Company should at any time subdivide the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such subdivision shall be proportionately decreased, and if the Company should at any time combine the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such combination shall be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be. Upon each adjustment of the Option Price made pursuant to this subparagraph (b), the Participant (until another such adjustment, if any) shall be entitled to purchase, at the adjusted Option Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by dividing (i) the product obtained by multiplying the number of shares of Common Stock subject to this Option immediately prior to such adjustment by the Option Price in effect prior to such adjustment by (ii) the adjusted Option Price.

     7. Reorganization, Reclassification, Consolidation or Merger. If at any time while this Option is outstanding there should be any reorganization or reclassification of the Common Stock of the Company (other than a subdivision or combination of shares provided for in paragraph 6 above), or any consolidation or merger of the Company with another corporation, then the number of shares of Common Stock or other securities or property of the Company of the successor corporation resulting from such consolidation or merger, as the case may be, to which a holder of the number of shares of Common Stock that may then be purchased upon the exercise of this Option would have been entitled upon such reorganization, reclassification, consolidation or merger, may thereafter be purchased hereunder in lieu of the shares of Common Stock theretofore subject to this Option; and in any such case, appropriate adjustment (as determined by agreement of this Participant and the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Participant to the end that the provisions set forth herein (including the adjustment of the Option Price and the number of shares issuable upon the exercise of this Option) shall thereafter be applicable, as nearly as reasonably may be, in relating to any shares or other property that may thereafter be purchased thereunder.

     8. Notice of Adjustments. Upon occurrence of any adjustment of the Option Price, any increase or decrease in the number of shares of Common Stock that may be purchased upon the exercise of this Option, or any reorganization, reclassification, consolidation, merger or other transaction to which paragraph 7 hereof shall apply, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Participant at the address of the Participant as shown on the books of the Company, which notice shall the Option Price as adjusted and the increased or decreased number of shares that may be purchased upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.

     9. Charges, Taxes and Expenses. The issuance of certificates for shares of Common Stock upon any exercise of this Option shall be made without charge to the Participant for any transfer tax or other such expense imposed or incurred with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

     10. Certain Obligations of the Company. The Company shall not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets or by any other voluntary act or deed avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions contained herein to be performed or observed by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Option and in the taking of all other actions that may be necessary to protect the rights of the Participant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of any Common Stock that are at the time issuable upon exercise of this Option above the then prevailing Option Price hereunder and that before taking any action that would cause an adjustment reducing the Option Price hereunder below the then par value, if any, of the shares of any Common Stock that may be purchased upon the exercise of this Option, the Company will take any corporate action that, in the opinion of its counsel, may be necessary so that the Company may validly and legally issue fully-paid and nonassessable shares of such Common Stock at the Option Price as so adjusted.

     11. Assignment. This Option may not be transferred or assigned by the Participant otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Participant, may be exercised, in whole or in part, only by the Participant. Subject to paragraph 4(d) hereof, in the event of the Participant's death, this Option may be exercised by his or her personal representative, heirs or legatees.

     12. Miscellaneous.

     (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise of this Option, a sufficient number of shares of Common Stock to permit the exercise of this Option in full.

     (b) The terms of this Option shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Participant.

     (c) The Participant shall not be entitled to vote or to receive dividends with respect to any Common Stock that may be, but has not been, purchased under this Option and shall not be deemed to be a shareholder of the Company with respect to any such Common Stock for any purpose.

     (d) This Option has been issued pursuant to the Plan and shall be subject to, and governed by, the terms and provisions thereof.

     IN WITNESS WHEREOF, the Company and the Participant have executed this Option Agreement as of the day and year first above written.


                                     HEALTHDYNE TECHNOLOGIES, INC.



(CORPORATE SEAL)                     By:
                                         ------------------------------
                                             Authorized Signature



ATTEST:



--------------------------
Secretary

                                     PARTICIPANT:



                                     ----------------------------------

                                   EXHIBIT A

                              OPTION EXERCISE FORM


                       (To be executed by the Employee to
                  exercise the rights to purchase Common Stock
                       evidenced by the foregoing Option)



TO: HEALTHDYNE TECHNOLOGIES, INC.

     The undersigned hereby exercises the right to purchase ___________ shares of Common Stock covered by the attached Option in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.



                                        ---------------------------------
                                        Signature


                                        ---------------------------------

                                        ---------------------------------
                                        Address


                                        ---------------------------------
                                        Social Security Number


Date:  ____________________, 19____

                         HEALTHDYNE TECHNOLOGIES, INC.

                           NONQUALIFIED STOCK OPTION
                                  COMMON STOCK
                                ($.01 Par Value)


STOCK OPTION PLAN:                HEALTHDYNE TECHNOLOGIES, INC.
                                  STOCK OPTION PLAN II

OPTION FOR THE PURCHASE OF:            SHARES

EXERCISE PRICE PER SHARE:         SEVEN DOLLARS AND 9277/100 DOLLARS
                                  ($7.9277)

HEALTHDYNE DATE OF GRANT:         JANUARY 22, 1993


         THIS OPTION AGREEMENT, made and entered into as of the 7th day of May, 1995, by and between HEALTHDYNE TECHNOLOGIES, INC., a Georgia corporation (the
"Company"), and      (the "Participant");


                              W I T N E S S E T H:


         WHEREAS, the HEALTHDYNE TECHNOLOGIES, INC. Stock Option Plan II (the "Plan") has been adopted by the Company; and

         WHEREAS, Section 6.1 of the Plan authorizes the Stock Option Committee of the Board of Directors of the Company, hereinafter referred to as the "Committee," to cause the Company to enter into a written agreement with the Participant setting forth the form and the amount of any award and any conditions and restrictions of the award imposed by the Plan and the Committee; and

         WHEREAS, the Committee desires to make an award to the Participant consisting of a Nonqualified Stock Option;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Participant hereby agree as follows:

         1. General Definitions. For purposes of this Option Agreement, each of the following terms, when used herein, shall have the meaning hereinafter provided:

                 (a) The "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (b) The "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

                 (c)      The "Company" shall mean Healthdyne Technologies, Inc.

                 (d) The "Exercise Date" shall mean the date which is the earlier of (i) the date on which (a) any "person" (as such term is used in Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated pursuant to the Act), directly or indirectly, of securities representing 50% or more of the combined voting power of the Company's or Healthdyne's then outstanding securities or (b) as a result of, or in combination with, any cash tender offer or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are directors of the Company or Healthdyne before the Transaction cease to constitute a majority of the Board of Directors of the Company or Healthdyne or any successor to the Company or Healthdyne; or
(ii) the fourth anniversary of the Healthdyne Date of Grant, provided that this Option shall be exercisable prior thereto as to the percentage of the shares of Common Stock then subject to this Option indicated by the table below, based upon the number of years from the Healthdyne Date of Grant:

               NUMBER OF YEARS FROM              PERCENTAGE OF SHARES
            "HEALTHDYNE DATE OF GRANT"
-------------------------------------------------------------------------------
              Less than 1                              0%

             A least 1 but                          33-1/3%
              less than 2

            At least 2 but                          66-2/3%
              less than 3


                 Notwithstanding the foregoing, "Exercise Date" shall not include any day during the period beginning on the date of grant of this Option and ending on the trading day after the date on which the Option Price has been determined by the Committee.

                 (e) The "Expiration Date" shall mean the date on which this Option expires pursuant to the provisions of paragraph 4 hereof.

                 (f) "Fair Market Value" shall be the closing selling price at which the Common Stock is sold in the regular way on the National Association of Securities Dealers Automated Quotation System (NASDAQ) or on any similar securities exchange on the relevant measurement date or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

                 (g) "Good Cause," with respect to any dismissal of Participant from his or her employment with Healthdyne, shall mean the dismissal of the Participant from such employment by Healthdyne by reason of
(i) the Participant's being convicted of, or pleading guilty or confessing to, any felony or any act of fraud, misappropriation or embezzlement, (ii) the Participant's improperly releasing or misappropriating trade secrets or other tangible or intangible property of Healthdyne or engaging in a dishonest act to the damage or prejudice of Healthdyne or in willful or grossly negligent conduct or activities materially damaging to the property, business or reputation of Healthdyne, or (iii) the Participant's failing, without reasonable cause, to devote his or her full business time and efforts to Healthdyne.

                 (h) "Healthdyne" shall mean Healthdyne, Inc. except that as used in paragraph 1(g) hereof, "Healthdyne" shall mean Healthdyne, Inc. and each of its Subsidiaries.

                 (i) "Healthdyne Date of Grant" shall mean the date of grant (indicated on page 1) of the option granted under the Healthdyne Inc. 1981, 1983, 1985, 1991, or 1993 Stock Option Plan or Non-Employee Director Stock Option Plan that corresponds to the Option granted in this Agreement.

                 (j) This "Option" shall mean the option evidenced by this Option Agreement.

                 (k) The "Option Price" shall mean the purchase price of each share of Common Stock that may be purchased by Participant upon the exercise of this Option, in whole or in part, as adjusted from time to time in accordance with the provisions hereof.

                 (l) "Subsidiary" or "Subsidiaries" shall mean the Company, Healthdyne Information Enterprises, Inc, and any corporations now or hereafter existing which are "subsidiary corporations" of Healthdyne within the meaning of Section 424(f) of the Code.

         2. Grant of Option. Upon the terms and subject to the conditions and limitations hereinafter set forth, the Participant shall have the right, at any time after the Exercise Date and on or before the Expiration Date, to purchase the number of shares of Common Stock set forth on page 1 of this Option Agreement, such number of shares being subject to adjustment in accordance with the provisions set forth below. The purchase price of the shares of Common Stock that may be purchased upon the exercise of this Option in whole or in part shall be the price per share set forth under "Exercise Price Per Share" on page 1 of this Option Agreement, subject, however, to adjustment in accordance with the provisions set forth below. In addition, the Exercise Price and number of shares subject to this Option may be adjusted from time to time in accordance with the terms of the Plan notwithstanding anything to the contrary herein.

         3. Manner of Exercise. Subject to the terms, conditions, and limitations set forth herein, this Option may be exercised in whole or in part at any time or from time to time after the Exercise Date and on or before the Expiration Date as to any part of the number of whole shares of Common Stock then subject to this Option. Such exercise shall be effective only if the Participant duly executes and delivers to the Company, at the principal executive office of the Company or at such other address as the Company may designate by notice in writing to the Participant, an option exercise form substantially the same as that attached hereto as Exhibit A, indicating the number of shares of Common stock to be purchased and accompanied by either (a) cash in an amount equal to the purchase price of such shares, (b) a certificate or certificates, duly endorsed in blank or accompanied by duly executed stock power(s), for that number of "mature" shares (as defined by generally accepted accounting principles) of Common Stock having a value equal to the purchase price of the shares of Common Stock as to which this Option is being exercised, with the value of a share of Common stock so exchanged being its Fair Market Value on the trading day immediately preceding the date of purchase, or (c) a combination of cash and certificates in the form provided by (b) above with an aggregate value equal to the purchase price of such shares. Upon any effective exercise of this Option, the Company shall become obligated to issue a certificate or certificates to the Participant representing the number of shares of Common Stock so purchased. No fractional shares will be issued.

         4. Expiration of Option. This Option shall expire, shall become null and void, and shall be of no further force and effect upon the earlier to occur of the following events:

                 (a) Three months after the date of the Participant's resignation or other voluntary termination of his or her employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors with Healthdyne or any Subsidiary (other than by reason of his or her death or "disability" within the meaning of Section 72(m)(7) of the Code), but during such three month period the Option shall be exercisable only to the extent that it was exercisable as of the date of resignation or termination;

                 (b) Healthdyne's or any Subsidiary's dismissal of the Participant from his or her employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors with Healthdyne for Good Cause at any time;

                 (c) Three months after the date on which Healthdyne or any Subsidiary terminates Participant's employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors for any reason other than Good Cause, but during such three month period the Option shall be exercisable only to the extent that it was exercisable as of the date of termination;

                 (d) One year after the date on which Participant's employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors with Healthdyne or any Subsidiary is terminated by reason of the Participant's death or "disability" within the meaning of Section 72(m)(7) of the Code, but during such one year period the Option shall be exercisable only to the extent that it was exercisable as of the date of death or disability; or

                 (e)      The fifth anniversary of the Healthdyne Date of Grant.

         Notwithstanding any of the foregoing, the termination of a Participant's employment or position as a member of the Board of Directors with one or more but not all of the Company, Healthdyne or any Subsidiary shall not cause this Option to expire under Subsections (a), (b), (c) or (d) of this
Section 4 as long as the Participant retains a position of employment or as a member of the Board of Directors of at least one of such entities.

         5. Holder's Exercise Subject to Compliance with Securities Laws. Notwithstanding the exercise of this Option, in whole or in part, in accordance with all other provisions of this Option, the Company shall have no obligation to honor such exercise and to issue Common Stock pursuant thereto unless and until the shares of Common Stock to be purchased pursuant to such exercise shall have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and under all applicable state securities laws, or unless the Company shall have received an opinion of counsel satisfactory to the Company to the effect that such resignation is not required. If the foregoing conditions shall not have been met within 60 days after exercise, the Company may elect to treat any such exercise as null and void, the Company shall return any cash and certificate(s) for shares of Common Stock (duly endorsed in blank or accompanied by duly executed stock power(s)) delivered in payment for shares of Common Stock upon such exercise. No such voided exercise shall prejudice the Participant's right to exercise this Option, in whole or in part, at any other time.

         6. Adjustment of Option Price and Number of Shares That May be Purchased Hereunder. The Option Price and the number of shares of Common Stock that may be purchased hereunder shall be subject to adjustment from time to time in accordance with the terms of the Plan and the following provisions:

                 (a) In the event of the issuance of additional shares of Common Stock as a dividend, from and after the record date for the determination of shareholders entitled to such dividend the Participant (until another such adjustment, if any) shall be entitled to purchase under this Option the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock subject to this Option immediately prior to said record date by the percentage that the number of additional shares constituting any such dividend is of the total number of shares of Common Stock outstanding immediately prior to said record date and adding the result so obtained to the number of shares of Common Stock subject to this Option immediately prior to said record date.

                 Upon each adjustment made pursuant to this subparagraph (a) to the number of shares of Common Stock that the Participant may purchase under this Option, the Option Price in effect immediately prior to such adjustment shall be reduced to an amount determined by dividing (i) the product obtained by multiplying such Option Price by the number of shares of Common Stock subject to this Option immediately prior to such adjustment by (ii) the number of shares of Common Stock subject to this Option immediately following such adjustment.

                 (b) If the Company should at any time subdivide the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such subdivision shall be proportionately decreased, and if the Company should at any time combine the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such combination shall be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be. Upon each adjustment of the Option Price made pursuant to this subparagraph (b), the Participant (until another such adjustment, if any) shall be entitled to purchase, at the adjusted Option Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by dividing (i) the product obtained by multiplying the number of shares of Common Stock subject to this Option immediately prior to such adjustment by the Option Price in effect prior to such adjustment by (ii) the adjusted Option Price.

         7. Reorganization, Reclassification, Consolidation or Merger. If at any time while this Option is outstanding there should be any reorganization or reclassification of the Common Stock of the Company (other than a subdivision or combination of shares provided for in paragraph 6 above), or any consolidation or merger of the Company with another corporation, then the number of shares of Common Stock or other securities or property of the Company of the successor corporation resulting from such consolidation or merger, as the case may be, to which a holder of the number of shares of Common Stock that may then be purchased upon the exercise of this Option would have been entitled upon such reorganization, reclassification, consolidation or merger, may thereafter be purchased hereunder in lieu of the shares of Common Stock theretofore subject to this Option; and in any such case, appropriate adjustment (as determined by agreement of this Participant and the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Participant to the end that the provisions set forth herein (including the adjustment of the Option Price and the number of shares issuable upon the exercise of this Option) shall thereafter be applicable, as nearly as reasonably may be, in relating to any shares or other property that may thereafter be purchased thereunder.

         8. Notice of Adjustments. Upon occurrence of any adjustment of the Option Price, any increase or decrease in the number of shares of Common Stock that may be purchased upon the exercise of this Option, or any reorganization, reclassification, consolidation, merger or other transaction to which paragraph 7 hereof shall apply, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Participant at the address of the Participant as shown on the books of the Company, which notice shall the Option Price as adjusted and the increased or decreased number of shares that may be purchased upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.

         9. Charges, Taxes and Expenses. The issuance of certificates for shares of Common Stock upon any exercise of this Option shall be made without charge to the Participant for any transfer tax or other such expense imposed or incurred with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

         10. Certain Obligations of the Company. The Company shall not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets or by any other voluntary act or deed avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions contained herein to be performed or observed by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Option and in the taking of all other actions that may be necessary to protect the rights of the Participant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of any Common Stock that are at the time issuable upon exercise of this Option above the then prevailing Option Price hereunder and that before taking any action that would cause an adjustment reducing the Option Price hereunder below the then par value, if any, of the shares of any Common Stock that may be purchased upon the exercise of this Option, the Company will take any corporate action that, in the opinion of its counsel, may be necessary so that the Company may validly and legally issue fully-paid and nonassessable shares of such Common Stock at the Option Price as so adjusted.

         11. Assignment. This Option may not be transferred or assigned by the Participant otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Participant, may be exercised, in whole or in part, only by the Participant. Subject to paragraph 4(d) hereof, in the event of the Participant's death, this Option may be exercised by his or her personal representative, heirs or legatees.

         12.     Miscellaneous.

                 (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise of this Option, a sufficient number of shares of Common Stock to permit the exercise of this Option in full.

                 (b) The terms of this Option shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Participant.

                 (c) The Participant shall not be entitled to vote or to receive dividends with respect to any Common Stock that may be, but has not been, purchased under this Option and shall not be deemed to be a shareholder of the Company with respect to any such Common Stock for any purpose.

                 (d) This Option has been issued pursuant to the Plan and shall be subject to, and governed by, the terms and provisions thereof.

         IN WITNESS WHEREOF, the Company and the Participant have executed this Option Agreement as of the day and year first above written.


                                        HEALTHDYNE TECHNOLOGIES, INC.


(CORPORATE SEAL)                        By:
                                            ---------------------------------
                                                Authorized Signature


ATTEST:


----------------------------------
Secretary

                                        PARTICIPANT:


                                        -------------------------------------

                                   EXHIBIT A

                              OPTION EXERCISE FORM


                       (To be executed by the Employee to
                  exercise the rights to purchase Common Stock
                       evidenced by the foregoing Option)



TO:      HEALTHDYNE TECHNOLOGIES, INC.

         The undersigned hereby exercises the right to purchase ___________ shares of Common Stock covered by the attached Option in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.




                                          ------------------------------------
                                          Signature


                                          ------------------------------------

                                          ------------------------------------
                                          Address


                                          ------------------------------------
                                          Social Security Number


Date:  ____________________, 19____

[FULL VESTING FORM]


                         HEALTHDYNE TECHNOLOGIES, INC.

                           NONQUALIFIED STOCK OPTION
                                  COMMON STOCK
                                ($.01 PAR VALUE)



STOCK OPTION PLAN:           HEALTHDYNE TECHNOLOGIES, INC.
                             STOCK OPTION PLAN II

OPTION FOR THE PURCHASE OF:
                                                      SHARES
                             -------------------------

EXERCISE PRICE PER SHARE:                             DOLLARS
                             -------------------------

HEALTHDYNE DATE OF GRANT:
                             -------------------------


     THIS OPTION AGREEMENT, made and entered into as of the 7th day of May, 1995, by and between HEALTHDYNE TECHNOLOGIES, INC., a Georgia corporation (the
"Company"), and                                         (the "Participant");


                              W I T N E S S E T H:


     WHEREAS, the HEALTHDYNE TECHNOLOGIES, INC. Stock Option Plan II (the "Plan") has been adopted by the Company; and

     WHEREAS, Section 6.1 of the Plan authorizes the Stock Option Committee of the Board of Directors of the Company, hereinafter referred to as the "Committee," to cause the Company to enter into a written agreement with the Participant setting forth the form and the amount of any award and any conditions and restrictions of the award imposed by the Plan and the Committee; and

     WHEREAS, the Committee desires to make an award to the Participant consisting of a Nonqualified Stock Option;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Participant hereby agree as follows:

     1. General Definitions. For purposes of this Option Agreement, each of the following terms, when used herein, shall have the meaning hereinafter provided:

     (a) The "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (b) The "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

     (c) The "Company" shall mean Healthdyne Technologies, Inc.

     (d) The "Exercise Date" shall mean the date immediately following the period beginning on the date of grant of this Option and ending on the trading day after the date on which the Option Price has been determined by the Committee.

     (e) The "Expiration Date" shall mean the date on which this Option expires pursuant to the provisions of paragraph 4 hereof.

     (f) "Fair Market Value" shall be the closing selling price at which the Common Stock is sold in the regular way on the National Association of Securities Dealers Automated Quotation System (NASDAQ) or on any similar securities exchange on the relevant measurement date or, in the absence of any reported sales on such day, the first preceding day on which there were such sales.

     (g) "Good Cause," with respect to any dismissal of Participant from his or her employment with Healthdyne, shall mean the dismissal of the Participant from such employment by Healthdyne by reason of (i) the Participant's being convicted of, or pleading guilty or confessing to, any felony or any act of fraud, misappropriation or embezzlement, (ii) the Participant's improperly releasing or misappropriating trade secrets or other tangible or intangible property of Healthdyne or engaging in a dishonest act to the damage or prejudice of Healthdyne or in willful or grossly negligent conduct or activities materially damaging to the property, business or reputation of Healthdyne, or (iii) the Participant's failing, without reasonable cause, to devote his or her full business time and efforts to Healthdyne.

     (h) "Healthdyne" shall mean Healthdyne, Inc. except that as used in paragraph 1(g) hereof, "Healthdyne" shall mean Healthdyne, Inc. and each of its Subsidiaries.

     (i) "Healthdyne Date of Grant" shall mean the date of grant (indicated on page 1) of the option granted under the Healthdyne Inc. 1981, 1983, 1985, 1991, or 1993 Stock Option Plan or Non-Employee Director Stock Option Plan that corresponds to the Option granted in this Agreement.

     (j) This "Option" shall mean the option evidenced by this Option
Agreement.

     (k) The "Option Price" shall mean the purchase price of each share of Common Stock that may be purchased by Participant upon the exercise of this Option, in whole or in part, as adjusted from time to time in accordance with the provisions hereof.

     (l) "Subsidiary" or "Subsidiaries" shall mean the Company, Healthdyne Information Enterprises, Inc, and any corporations now or hereafter existing which are "subsidiary corporations" of Healthdyne within the meaning of Section 424(f) of the Code.

  2. Grant of Option. Upon the terms and subject to the conditions and limitations hereinafter set forth, the Participant shall have the right, at any time after the Exercise Date and on or before the Expiration Date, to purchase the number of shares of Common Stock set forth on page 1 of this Option Agreement, such number of shares being subject to adjustment in accordance with the provisions set forth below. The purchase price of the shares of Common Stock that may be purchased upon the exercise of this Option in whole or in part shall be the price per share set forth under "Exercise Price Per Share" on page 1 of this Option Agreement, subject, however, to adjustment in accordance with the provisions set forth below. In addition, the Exercise Price and number of shares subject to this Option may be adjusted from time to time in accordance with the terms of the Plan notwithstanding anything to the contrary herein.

     3. Manner of Exercise. Subject to the terms, conditions, and limitations set forth herein, this Option may be exercised in whole or in part at any time or from time to time after the Exercise Date and on or before the Expiration Date as to any part of the number of whole shares of Common Stock then subject to this Option. Such exercise shall be effective only if the Participant duly executes and delivers to the Company, at the principal executive office of the Company or at such other address as the Company may designate by notice in writing to the Participant, an option exercise form substantially the same as that attached hereto as Exhibit A, indicating the number of shares of Common stock to be purchased and accompanied by either (a) cash in an amount equal to the purchase price of such shares, (b) a certificate or certificates, duly endorsed in blank or accompanied by duly executed stock power(s), for that number of "mature" shares (as defined by generally accepted accounting principles) of Common Stock having a value equal to the purchase price of the shares of Common Stock as to which this Option is being exercised, with the value of a share of Common Stock so exchanged being its Fair Market Value on the trading day immediately preceding the date of purchase, or (c) a combination of cash and certificates in the form provided by (b) above with an aggregate value equal to the purchase price of such shares. Upon any effective exercise of this Option, the Company shall become obligated to issue a certificate or certificates to the Participant representing the number of shares of Common Stock so purchased. No fractional shares will be issued.

     4. Expiration of Option. This Option shall expire, shall become null and void, and shall be of no further force and effect upon the earlier to occur of the following events:

        (a) Three months after the date of the Participant's resignation or other voluntary termination of his or her employment with Healthdyne or any Subsidiary or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors (in each case other than by reason of his or her death or "disability" within the meaning of Section 72(m)(7) of the Code);

        (b) Healthdyne's or any Subsidiary's dismissal of the Participant from his or her employment with Healthdyne or such Subsidiary or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors for Good Cause at any time;

        (c) Three months after the date on which Healthdyne or any Subsidiary terminates Participant's employment or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors, in either such case for any reason other than Good Cause;

        (d) One year after the date on which Participant's employment with Healthdyne or any Subsidiary or, if a participant in the Non-Employee Director Stock Option Plan of Healthdyne, his or her position as a member of the Board of Directors is terminated by reason of the Participant's death or "disability" within the meaning of Section 72(m)(7) of the Code; or

        (e) The fifth anniversary of the Healthdyne Date of Grant.

        Notwithstanding any of the foregoing, the termination of a Participant's employment or position as a member of the Board of Directors with one or more but not all of the

Company, Healthdyne or any Subsidiary shall not cause this Option to expire under Subsections (a), (b), (c) or (d) of this Section 4 as long as the Participant retains a position of employment or as a member of the Board of Directors of at least one of such entities.

     5. Holder's Exercise Subject to Compliance with Securities Laws. Notwithstanding the exercise of this Option, in whole or in part, in accordance with all other provisions of this Option, the Company shall have no obligation to honor such exercise and to issue Common Stock pursuant thereto unless and until the shares of Common Stock to be purchased pursuant to such exercise shall have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and under all applicable state securities laws, or unless the Company shall have received an opinion of counsel satisfactory to the Company to the effect that such resignation is not required. If the foregoing conditions shall not have been met within 60 days after exercise, the Company may elect to treat any such exercise as null and void, the Company shall return any cash and certificate(s) for shares of Common Stock (duly endorsed in blank or accompanied by duly executed stock power(s)) delivered in payment for shares of Common Stock upon such exercise. No such voided exercise shall prejudice the Participant's right to exercise this Option, in whole or in part, at any other time.

     6. Adjustment of Option Price and Number of Shares That May be Purchased Hereunder. The Option Price and the number of shares of Common Stock that may be purchased hereunder shall be subject to adjustment from time to time in accordance with the terms of the Plan and the following provisions:

     (a) In the event of the issuance of additional shares of Common Stock as a dividend, from and after the record date for the determination of shareholders entitled to such dividend the Participant (until another such adjustment, if any) shall be entitled to purchase under this Option the number of shares of Common Stock, calculated to the nearest full share, obtained by multiplying the number of shares of Common Stock subject to this Option immediately prior to said record date by the percentage that the number of additional shares constituting any such dividend is of the total number of shares of Common Stock outstanding immediately prior to said record date and adding the result so obtained to the number of shares of Common Stock subject to this Option immediately prior to said record date.

     Upon each adjustment made pursuant to this subparagraph (a) to the number of shares of Common Stock that the Participant may purchase under this Option, the Option Price in effect immediately prior to such adjustment shall be reduced to an amount determined by dividing (i) the product obtained by multiplying such Option Price by the number of shares of Common Stock subject to this Option immediately prior to such adjustment by (ii) the number of shares of Common Stock subject to this Option immediately following such adjustment.

     (b) If the Company should at any time subdivide the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such subdivision shall be proportionately decreased, and if the Company should at any time combine the outstanding shares of its Common Stock, the Option Price in effect immediately prior to such combination shall be proportionately increased, effective from and after the record date of such subdivision or combination, as the case may be. Upon each adjustment of the Option Price made pursuant to this subparagraph (b), the Participant (until another such adjustment, if any) shall be entitled to purchase, at the adjusted Option Price, the number of shares of Common Stock, calculated to the nearest full share, obtained by dividing (i) the product obtained by multiplying the number of shares of Common Stock subject to this Option immediately prior to such adjustment by the Option Price in effect prior to such adjustment by (ii) the adjusted Option Price.

     7. Reorganization, Reclassification, Consolidation or Merger. If at any time while this Option is outstanding there should be any reorganization or reclassification of the Common Stock of the Company (other than a subdivision or combination of shares provided for in paragraph 6 above), or any consolidation or merger of the Company with another corporation, then the number of shares of Common Stock or other securities or property of the Company of the successor corporation resulting from such consolidation or merger, as the case may be, to which a holder of the number of shares of Common Stock that may then be purchased upon the exercise of this Option would have been entitled upon such reorganization, reclassification, consolidation or merger, may thereafter be purchased hereunder in lieu of the shares of Common Stock theretofore subject to this Option; and in any such case, appropriate adjustment (as determined by agreement of this Participant and the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the Participant to the end that the provisions set forth herein (including the adjustment of the Option Price and the number of shares issuable upon the exercise of this Option) shall thereafter be applicable, as nearly as reasonably may be, in relating to any shares or other property that may thereafter be purchased thereunder.

     8. Notice of Adjustments. Upon occurrence of any adjustment of the Option Price, any increase or decrease in the number of shares of Common Stock that may be purchased upon the exercise of this Option, or any reorganization, reclassification, consolidation, merger or other transaction to which paragraph 7 hereof shall apply, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Participant at the address of the Participant as shown on the books of the Company, which notice shall the Option Price as adjusted and the increased or decreased number of shares that may be purchased upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.

     9. Charges, Taxes and Expenses. The issuance of certificates for shares of Common Stock upon any exercise of this Option shall be made without charge to the Participant for any transfer tax or other such expense imposed or incurred with respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company.

     10. Certain Obligations of the Company. The Company shall not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets or by any other voluntary act or deed avoid or seek to avoid the performance or observance of any of the covenants, stipulations or conditions contained herein to be performed or observed by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions of this Option and in the taking of all other actions that may be necessary to protect the rights of the Participant against dilution. Without limiting the generality of the foregoing, the Company agrees that it will not establish or increase the par value of the shares of any Common Stock that are at the time issuable upon exercise of this Option above the then prevailing Option Price hereunder and that before taking any action that would cause an adjustment reducing the Option Price hereunder below the then par value, if any, of the shares of any Common Stock that may be purchased upon the exercise of this Option, the Company will take any corporate action that, in the opinion of its counsel, may be necessary so that the Company may validly and legally issue fully-paid and nonassessable shares of such Common Stock at the Option Price as so adjusted.

     11. Assignment. This Option may not be transferred or assigned by the Participant otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Participant, may be exercised, in whole or in part, only by the Participant. Subject to paragraph 4(d) hereof, in the event of the Participant's death, this Option may be exercised by his or her personal representative, heirs or legatees.

     12. Miscellaneous.

         (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise of this Option, a sufficient number of shares of Common Stock to permit the exercise of this Option in full.

         (b) The terms of this Option shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Participant.

         (c) The Participant shall not be entitled to vote or to receive dividends with respect to any Common Stock that may be, but has not been, purchased under this Option and shall not be deemed to be a shareholder of the Company with respect to any such Common Stock for any purpose.

         (d) This Option has been issued pursuant to the Plan and shall be subject to, and governed by, the terms and provisions thereof.


     IN WITNESS WHEREOF, the Company and the Participant have executed this Option Agreement as of the day and year first above written.


                            HEALTHDYNE TECHNOLOGIES, INC.

(CORPORATE SEAL)            By:
                               -----------------------------------
                                  Authorized Signature


ATTEST:


-------------------------
Secretary

                            PARTICIPANT:




                            --------------------------------------

                                   EXHIBIT A


                              OPTION EXERCISE FORM


                       (To be executed by the Employee to
                  exercise the rights to purchase Common Stock
                       evidenced by the foregoing Option)



TO:  HEALTHDYNE TECHNOLOGIES, INC.

     The undersigned hereby exercises the right to purchase ___________ shares of Common Stock covered by the attached Option in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.



                                   ---------------------------------
                                   Signature


                                   ---------------------------------

                                   ---------------------------------
                                   Address

                                   ---------------------------------
                                   Social Security Number


Date:                   , 19
     -------------------    ---